Exhibit 99.2

Collegium Pharmaceutical, Inc. Announces Proposed Convertible Senior Notes Offering

STOUGHTON, Mass., February 6, 2023 -- Collegium Pharmaceutical, Inc. (Nasdaq: COLL) today announced its intention to offer, subject to market and other conditions, $175,000,000 aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Collegium also expects to grant the initial purchaser of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $26,250,000 principal amount of notes.

The notes will be senior, unsecured obligations of Collegium, will accrue interest payable semi-annually in arrears and will mature on February 15, 2029, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Collegium will settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Collegium’s election.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Collegium’s option at any time, and from time to time, on or after February 17, 2026 and on or before the 40th scheduled trading day before the maturity date, but only if the last reported sale price per share of Collegium’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require Collegium to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Collegium intends to use a portion of the net proceeds from the offering to finance the concurrent repurchase of a portion of its 2.625% Convertible Senior Notes due 2026 (the “2026 notes”), as described below, and the remainder of the net proceeds for general corporate purposes, which may include working capital, capital expenditures and implementation of Collegium's capital allocation strategy, which is focused on executing business development transactions targeting commercial-stage, durable assets; rapid repayment of debt; and opportunistically returning capital to shareholders. Collegium has not designated any specific uses, other than the repurchase of 2026 notes, and has no current agreements with respect to any acquisition or strategic transaction.

Contemporaneously with the pricing of the notes in the offering, Collegium intends to enter into separate privately negotiated transactions with certain holders of the 2026 notes to repurchase a portion of such notes on terms to be negotiated with such holders (each a “note repurchase” and collectively the “2026 notes repurchases”). The terms of each note repurchase are anticipated to be negotiated on an individual basis and will depend on several factors, including the market price of Collegium’s common stock and the trading price of the 2026 notes at the time of such note repurchase. No assurance can be given as to how much, if any, of the 2026 notes will be repurchased or the terms on which they will be repurchased.

Collegium expects that certain holders of 2026 notes that sell their 2026 notes in negotiated transactions with Collegium may enter into or unwind various derivatives with respect to Collegium’s common stock and/or purchase shares of its common stock in the market. The amount of Collegium’s common stock that such holders purchase may be substantial in relation to the historic average daily trading volume of the common stock. In addition, Collegium expects that certain purchasers of the notes offered in the offering of notes may establish a short position with respect to its common stock by short selling the common stock or by entering into short derivative positions with respect to the common stock, in each case, in connection with the offering. The net effect of the above market activities by holders of 2026 notes and purchasers of the notes offered in the offering could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Collegium’s common stock, the market price of the notes offered in the offering and/or the initial conversion price of the notes, and Collegium cannot predict the magnitude of such market activities or the overall effect that will have on the market price of the notes, the market price of its common stock or the initial conversion price of the notes.

The notes will only be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Collegium Pharmaceutical, Inc.

Collegium is a diversified, specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Collegium’s headquarters are located in Stoughton, Massachusetts.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding: whether Collegium will issue the notes; the completion, timing and size of the proposed offering; the intended use of the net proceeds from the offering; the terms of the notes being offered; Collegium’s expectations regarding the effects of the 2026 notes repurchases; and whether the 2026 notes repurchases will close. Collegium may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements represent Collegium’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are risks related to market conditions, including market interest rates, the trading price and volatility of Collegium’s common stock, and risks relating to the proposed transactions, Collegium and its business, including those described under the heading “Risk Factors” in Collegium’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and other filings with the SEC, and in the preliminary offering memorandum related to the proposed offering. Collegium may not consummate the proposed offering or the 2026 notes repurchases described in this press release and, if the proposed transactions are consummated, cannot provide any assurances regarding the final terms of the offer, the notes, the 2026 notes repurchases or its ability to effectively apply the net proceeds from the offering as described above. Any forward-looking statements included in this press release speak only as of the date of this press release. Collegium does not undertake any obligation to update the statements included in this press release for subsequent developments, whether as a result of new information, future events or otherwise, except as may be required by law.

Investor Contact:

Christopher James, M.D.

Vice President, Investor Relations

ir@collegiumpharma.com